                                                                    EXHIBIT 24.1

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 2nd day of February, 2000.

                                                   /s/ MARK ANDREWS
                                          --------------------------------------
                                                       Mark Andrews

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 2nd day of February, 2000.

                                                /s/ M. KATHRYN EICKHOFF
                                          --------------------------------------
                                                   M. Kathryn Eickhoff

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of February, 2000.

                                                   /s/ DANA G. MEAD
                                          --------------------------------------
                                                       Dana G. Mead

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of February, 2000.

                                                   /s/ DAVID PLASTOW
                                          --------------------------------------
                                                    Sir David Plastow

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 17th day of February, 2000.

                                                  /s/ ROGER B. PORTER
                                          --------------------------------------
                                                     Roger B. Porter

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 2nd day of February, 2000.

                                                /s/ DAVID B. PRICE, JR.
                                          --------------------------------------
                                                   David B. Price, Jr.

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Automotive Inc., does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, Registration Statements on Form S-8 for the registration of shares of Tenneco Automotive Inc. common stock and interests under, if applicable: (1) the Pactiv Corporation Thrift Plan, formerly known as the Tenneco Thrift Plan, and the Pactiv Corporation Thrift Plan for Hourly Employees, formerly known as the Tenneco Thrift Plan for Hourly Employees, (2) the Tenneco Automotive Stock Ownership Plan for Hourly Employees and the Tenneco Automotive Stock Ownership Plan for Salaried employees, and (3) the Tenneco Automotive Inc. Supplemental Stock Ownership Plan, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of February, 2000.

                                                  /s/ PAUL T. STECKO
                                          --------------------------------------
                                                      Paul T. Stecko